UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 22, 2014

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 22, 2014 (“Annual Meeting”).

(b)
There were a total of 19,485,144 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 18,581,653 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for three year terms:

	FOR		WITHHELD		Broker Non- Votes
	# of votes	Percentage of shares present	# of votes	Percentage of shares present	# of votes
Jesse G. Foster	14,839,206	89%	1,906,487	11%	1,835,960
Mark J. Grescovich	16,512,358	99%	233,335	1%	1,835,960
D. Michael Jones	6,511,071	39%	10,234,622	61%	1,835,960
David A. Klaue	16,640,246	99%	105,447	1%	1,835,960
Brent A. Orrico	15,999,315	96%	746,378	4%	1,835,960

Based on the votes set forth above, Messrs. Foster, Grescovich, Jones and Klaue were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2017, and Mr. Orrico was duly elected to serve as a director of the Company for a two year term expiring at the annual meeting of shareholders in 2016, and until their respective successors have been duly elected and qualified.

The terms of Directors Gordon E. Budke, Constance H. Kravas, John R. Layman, Michael M. Smith, Robert D. Adams, Connie R. Collingsworth and Gary Sirmon continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
15,697,183	1,004,491	44,019	1,835,960

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  The adoption of the Banner Corporation 2014 Omnibus Incentive Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
16,295,450	409,570	40,673	1,835,960

Based on the votes set forth above, the adoption of the Banner Corporation 2014 Omnibus Plan was approved by shareholders.

Proposal 4.  Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2014.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
18,287,372	270,861	23,420	-0-

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ended December 31, 2014 was duly ratified by the shareholders.

 (c)           None.

(d)           Not applicable.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1      Press Release of Banner Corporation dated April 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 23, 2014	By: /s/Lloyd W. Baker
Lloyd W. Baker
Executive Vice President and Chief Financial Officer